Non-current assets held for sale	6 Months Ended
Jun. 30, 2021
Non-current assets held for sale [Abstract]
Non-current assets held for sale	Non-current assets held for sale
The carrying amount of assets classified as held for sale at 30 June 2021 is $34 million, with associated liabilities of $31 million.
At 31 December 2020 the balance consists primarily of a 20% participating interest from BP’s 60% participating interest in Block 61 in Oman, which is reported in the gas & low carbon energy segment. As announced on 1 February 2021, BP agreed to sell this interest to PTT Exploration and Production Public Company Limited (PTTEP) of Thailand for a total consideration of up to $2.6 billion, subject to final adjustments. On 28 March, a royal decree was published approving the sale and $2.4 billion was received in March 2021.